Taxes on Income	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Taxes on Income

NOTE 11 - TAXES ON INCOME:

a.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959

Most of the production facilities of the Company and its Israeli subsidiaries have been granted ‘approved enterprise’ ‘benefiting enterprise’ or ‘preferred enterprise’ status under the Law for the Encouragement of Capital Investments, 1959 (the “Investment Law”). The main benefit arising from such status is the reduction in tax rates on income derived from ‘approved enterprises’ ‘benefiting enterprise’ or ‘preferred enterprise’.

In April 2005, substantive amendments to the Investment Law came into effect, which revised the criteria for investments qualified to receive tax benefits. These amendments do not generally apply to investment programs approved prior to January 1, 2005. Under the law as amended, eligible investment programs of the type in which the Company participated prior to the amendment were eligible to qualify for substantially similar benefits as a ‘Benefiting Enterprise’ subject to meeting certain criteria (replacing the previous terminology of ‘Approved Enterprise’, which required pre-approval from the Investment Center of the Ministry of Industry, Trade and Labor of the State of Israel). As a result of these amendments, tax-exempt income generated under the provisions of the amended law will, if distributed upon liquidation or if paid to a shareholder for the purchase of his or her shares, be deemed distributed as a dividend and will subject the Company to taxes.

Since the Company is a ‘foreign investors’ company’ as defined by the Investment Law, it is entitled to a ten-year period of benefits (instead of a seven-year period).

Income derived from approved and benefited enterprises is tax exempt for a period of two years out of the ten-year period of benefits. Based on the percentage of foreign shareholding in the Company, income derived during the remaining eight years of benefits is taxable at the rate of 15%-25%. The period of benefits relating to the ‘benefited enterprises’ expires in phases through 2022.

The tax benefits in respect of part of the production facilities of the Company have expired.

In the event of distribution of cash dividends from income which was tax exempt as above, the Company would have to pay the 15%-25% tax in respect of the amount distributed.

The entitlement to the above benefits is conditional upon the Company and its Israeli subsidiaries fulfilling the conditions stipulated by the Investment Law and regulations published there under.

Additional amendments to the Investment Law became effective in January 2011 and were further amended in August 2013 (the “2011 Amendment”). Under the 2011 Amendment, income derived by ‘Preferred Companies’ from ‘Preferred Enterprises’ (both as defined in the 2011 Amendment) would be subject to a uniform rate of corporate tax as opposed to the incentives prior to the 2011 Amendment that were limited to income from Approved or Benefiting Enterprises during their benefits period. According to the 2011 Amendment, the uniform tax rate on such income, referred to as ‘Preferred Income’, would be 15% during 2011-2012, 12.5% in 2013 and 16% thereafter. Dividends distributed from taxable income derived from an Approved Enterprise or Benefiting Enterprise during the applicable benefits period, would be subject to a 15% tax (or lower, if so provided under an applicable tax treaty), while dividends distributed from Preferred Income would be subject to a 20% tax, commencing 2014 (or lower, if so provided under an applicable tax treaty), which both would generally be withheld by the distributing company, provided however that dividends distributed from ‘Preferred Income’ from one Israeli corporation to another, would not be subject to tax. While the Company may incur additional tax liability in the event of distribution of dividends from tax exempt income generated from its Approved and Benefiting Enterprises, no additional tax liability will be incurred by the Company in the event of distribution of dividends from Preferred Income.

b.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969

The Company and its Israeli subsidiaries are ‘industrial companies’ as defined by this law and as such are entitled to certain tax benefits, consisting mainly of accelerated depreciation and amortization of patents and certain other intangible property.

c.	Other applicable tax rates:

(i)	Income from other sources in Israel

Income not eligible for benefits under the Investment Law mentioned in a. above is taxed at the corporate tax rate of 25% in 2012 and 2013 and 26.5% in 2014 and thereafter.

(ii)	Income of non-Israeli subsidiaries

Non-Israeli subsidiaries are taxed according to the tax laws in their countries of residence. Certain subsidiaries operate in several jurisdictions outside Israel, some of which benefit from tax incentives such as reduced tax rates, investment tax credits and accelerated deductions. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be liable to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. The Company’s management has determined not to distribute any amounts of its undistributed income as a dividend if such distribution would result in a tax liability. The Company intends to reinvest the amount of such profits; accordingly, no deferred income taxes have been provided for.

d.	Carryforward tax losses

Carryforward tax losses totaled approximately $197 million at December 31, 2014, of which $71.4 million have no expiration date. As of December 31, 2014, a U.S. subsidiary had a federal net operating tax loss carryforward of approximately $118 million, which is included in the above $197 million amount of the carryforward tax losses. The federal operating losses carryforward can be offset against taxable income for 15-20 years and expires from 2017-2027. The Company believes that, as a result of having undergone an ownership change within the meaning of Section 382 of the Internal Revenue Code, its ability to use its net operating loss carryforwards and other tax attributes to offset future U.S. taxable income, and thereby reduce its tax liability, is limited.

As of December 31, 2014 and 2013, valuation allowance in the amount of approximately $43 million and $43.9 million, respectively, has been recorded in respect of deferred tax assets relating to these losses.

Carryforward capital losses for tax purposes totaled approximately $19.3 million at December 31, 2014. Such losses have no expiration date.

e.	Deferred income taxes

Provided in respect of the following:

	December 31
	2014	2013
	$ in thousands
Provision for vacation pay	801	682
Accrued severance pay	2,860	3,365
Carryforward tax losses	57,426	63,276
Research and development costs	5,280	5,438
Taxes on undistributed income of Israeli subsidiary	(2,148)	(2,406)
Intangible assets	(19,135)	(4,160)
Other	1,705	2,851

	46,789	69,046
Less - valuation allowance*	45,694	48,228

	1,095	20,818

*	The changes in the valuation allowance are comprised as follows:

	Year ended December 31
	2014	2013	2012
	$ in thousands
Balance at beginning of year	48,228	51,595	26,068
Additions (reductions) during the year	(2,534)	(3,367)	25,527

Balance at end of year	45,694	48,228	51,595

Deferred taxes are included in the balance sheets as follows:

	December 31
	2014	2013
	$ in thousands
Assets:
Current deferred income taxes	8,213	8,094
Non-current deferred income taxes	13,067	15,130

	21,280	23,224

Liability-
Non-current deferred income taxes	20,185	2,406

	1,095	20,818

Realization of this deferred tax balance is conditional upon earning, in the coming years, taxable income in an appropriate amount. The amount of the deferred tax asset, however, could be reduced in the near term if estimates of future taxable income are reduced.

The deferred taxes are computed for the Company and its Israeli subsidiaries at tax rates ranging from 12% to 26.5%. For non-Israeli subsidiaries, the deferred taxes are computed at applicable tax rates, ranging from 12% to 38%.

As stated in a. above, part of the Company’s income is tax-exempt due to the approved enterprise status granted to most of the Company’s production facilities. The Company has decided to permanently reinvest the amount of the tax-exempt income and not to distribute such income as cash dividends. Accordingly, no deferred income taxes have been provided in respect of such tax-exempt income.

The amount of tax that would have been payable had such exempt income earned through December 31, 2014 been distributed as dividends is approximately $29 million.

f.	Taxes on income included in the statements of operations

As follows:

	Year ended December 31
	2014	2013	2012
	$ in thousands
Current:
Israeli	(665)	(78)	578
Non-Israeli	4,652	8,563	5,318

	3,987	8,485	5,896

Deferred:
Israeli	954	255	(4,985)
Non-Israeli	(1,522)	(1,813)	(455)

	(568)	(1,558)	(5,440)

Total income taxes expense	3,419	6,927	456

Following is a reconciliation of the theoretical tax expense, assuming all income is taxed at the statutory corporate tax rate applicable to Israeli corporations, and the actual tax expense:

	Year ended December 31
	2014	2013	2012
	$ in thousands
Income (loss) from continuing operations before taxes on income*	39,100	46,340	(45,916)

Theoretical tax expense (benefit) on the above amount	10,362	11,585	(11,479)
Different tax rates arising from approved enterprises	1,278	(1,365)	(2,495)

	11,640	10,220	(13,974)
Increase (decrease) in taxes resulting from:
Different tax rates applicable to non-Israeli subsidiaries	(5,784)	(199)	(9,141)
Permanent differences, including difference between the basis of measurement of income reported for tax purposes and the basis of measurement of income for financial reporting purposes - net	228	(443)	(173)
Deferred taxes on losses for which valuation allowance was provided			(1,529)
Other	(131)	716	(254)
Net change in valuation allowance	(2,534)	(3,367)	25,527

Actual tax expense	3,419	6,927	456

*As follows:
Taxable in Israel	(7,746)	4,390	(3,885)
Taxable outside Israel	46,846	41,950	(42,031)

	39,100	46,340	(45,916)

g.	Tax assessments

The Company files income tax returns in multiple jurisdictions having varying statutes of limitations. For the various tax years through 2008, the Company and most of its subsidiaries have either received final tax assessments or the applicable statute of limitations rules have become effective. Open tax years in the following major jurisdictions are: Israel - 2011 and onwards; Hong Kong - 2007 and onwards; United States and Japan - 2009 and onwards; United Kindom - 2011 and onwards.

h.	Uncertain tax positions

Following is a roll-forward of the total amounts of the Company’s unrecognized tax benefits at the beginning and the end of the years ending on December 31, 2014, 2013 and 2012 (not including interest or penalties):

	Year ended December 31
	2014	2013	2012
	$ in thousands
Balance at beginning of year	19,633	19,016	18,301
Increases in unrecognized tax benefits as a result of tax positions taken during the year	1,412	2,376	1,821
Increase (decrease) in unrecognized tax benefits as a result of tax positions taken during a prior year		(869)	(121)
Decreases in unrecognized tax benefits as a result of statute of limitations expirations and tax audits	(2,358)	(890)	(985)

Balance at end of year	*18,687	*19,633	*19,016

*	Of which $5,275,000 at December 31, 2014, $3,274,000 at December 31, 2013 and $3,348,000 at December 31, 2012 are classified as short term liabilities.

As of December 31, 2014, the entire amount of the unrecognized tax benefits could affect the Company’s income tax provision and the effective tax rate.

In the years ended December 31, 2014, 2013 and 2012, the Company recorded net interest and penalties expenses for uncertain tax positions in the amounts of $(0.1) million, $(0.9) million and $0.2 million respectively, included in income tax expense in the statements of operations. As of December 31, 2014 and 2013, the amounts of interest and penalties accrued on the balance sheet related to unrecognized tax benefits were approximately $1.1 million and $0.9 million, respectively, which is included within income tax accruals, on the balance sheets.

i.	Adoption of new accounting standard

The Company adopted Accounting Standards Update (“ASU”) 2013-11 on January 1, 2014. As a result, the Company changed the presentation of certain unrecognized tax benefits, where the Company has net operating loss carryforwards, similar tax losses, and/or a tax credit carryforwards that are available, under the tax law of the applicable jurisdiction, to offset any additional income taxes that would result from the settlement of the tax position. Those unrecognized tax benefits are now presented as a reduction of the deferred tax assets for such net operating loss/tax credit carryforwards. Accordingly, the Company reduced its reserve for uncertain tax positions and deferred tax assets by $1.2 million as of December 31, 2014 in accordance with ASU 2013-11.